Exhibit 10.3

Execution Copy

FIRST AMENDMENT

TO

SEPARATION AND DISTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO SEPARATION AND DISTRIBUTION AGREEMENT (this “Amendment”) is entered into as of January 1, 2007 (the “Effective Date”), by and between Duke Energy Corporation, a Delaware corporation (“Duke Energy”), and Spectra Energy Corp (f/k/a Gas SpinCo, Inc.), a Delaware corporation (“Spectra Energy”), each a “Party” and together, the “Parties”.

R E C I T A L S:

WHEREAS, the Parties have entered into that certain Separation and Distribution Agreement dated as of December 13, 2006 (the “Separation and Distribution Agreement”); and

WHEREAS, each Party has determined that it is in the best interests of its stockholders to amend the Separation and Distribution Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree, effective as of the Effective Date, as follows:

1. Definitions.

All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth (or otherwise provided for) in the Separation and Distribution Agreement.

2. Amendment to Modify Schedule 1.1(48) (Duke Energy Group Entities).

The Schedules to the Separation and Distribution Agreement are hereby amended by:

(i) adding the following Business Entity to the list of Business Entities listed on Schedule 1.1(48) (Duke Energy Group Entities): “Energy Pipelines International Company”; and

(ii) deleting the following Business Entity from the list of Business Entities listed on Schedule 1.1(48) (Duke Energy Group Entities): “Duke Energy Exchangeco Finance Co.”.

3. Amendment to Modify Schedule 1.1(104)(a) (Companies Considered PanEnergy Companies).

The Schedules to the Separation and Distribution Agreement are hereby amended by adding the following item 13 to the list of PanEnergy Companies listed on Schedule 1.1(104(a) (Companies Considered PanEnergy Companies):

“13. Energy Pipelines International Company

— Will cease to be an indirect subsidiary of Duke Capital LLC and become a member of the Duke Energy Group.”

4. Amendment to Modify Schedule 1.1(129) (Spectra Energy Group Entities).

The Schedules to the Separation and Distribution Agreement are hereby amended by:

(i) deleting the following Business Entity from the list of Business Entities listed on Schedule 1.1(129) (Spectra Energy Group Entities): “Energy Pipelines International Company”; and

(ii) adding the following Business Entity to the list of Business Entities listed on Schedule1.1(129) (Spectra Energy Group Entities): “Duke Energy Exchangeco Finance Co.”.

5. Amendment to Modify Schedule 2.5(a) (Certain Spectra Energy Bank and Brokerage Accounts).

The Schedules to the Separation and Distribution Agreement are hereby amended by:

(i) adding the following bank account to the list of bank and brokerage accounts listed on Schedule 2.5(a) (Certain Spectra Energy Bank and Brokerage Accounts): “SCOTIA—100090404217—WESTCOAST ENERGY INTERNATIONAL INC.”; and

(ii) deleting the following eight bank accounts from the list of bank and brokerage accounts listed on Schedule 2.5(a) (Certain Spectra Energy Bank and Brokerage Accounts): (1) “JPMorgan Chase Bank—601807514—PAN SERVICE COMPANY”, (2) “JPMorgan Chase Bank—9102771194—PAN SERVICE COMPANY”, (3) “SCOTIA—100090102113—ZWICK PLUMBING (construction acct)”, (4) “SCOTIA—100090116114—PATCH POINT (construction acct)”, (5) “SCOTIA—100090271411—WL CONSTRUCTION (construction acct)”, (6) “SCOTIA—100090274615—FLINT FIELD (construction acct)”, (7) “SCOTIA—129890013110—TWIN RIVERS 1981 LTD. (construction acct)”, and (8) “SCOTIA—129890017310—PAUL PAQUETTE & SONS (construction acct)”.

6.	Amendment to Modify Schedule 2.5(b) (Duke Energy Bank and Brokerage Accounts Currently Owned by Duke Capital Subsidiaries).

The Schedules to the Separation and Distribution Agreement are hereby amended by:

(i) adding the following two bank accounts to the list of bank and brokerage accounts listed on Schedule 2.5(b) (Duke Energy Bank and Brokerage Accounts Currently Owned by Duke Capital Subsidiaries): (1) “JPMorgan Chase Bank—601807514—PAN SERVICE COMPANY”, and (2) “JPMorgan Chase Bank—9102771194—PAN SERVICE COMPANY”; and

(ii) adding the following provisions after the list of bank and brokerage accounts listed on Schedule 2.5(b) (Duke Energy Bank and Brokerage Accounts Currently Owned by Duke Capital Subsidiaries):

“Spectra Energy shall reimburse Duke Energy for all payments (i) made out of either of the two JPMorgan Chase Bank bank accounts (Acct. Nos. 601807514 and 9102771194) referenced in the list above, and (ii) that relate to the Gas Business. Such reimbursement shall occur within one Business Day of Spectra Energy’s receipt of a bill and, if applicable, reasonable supporting documentation, and be by wire transfer to a bank account designated by Duke Energy.”

7. Miscellaneous.

All Sections under Article XI of the Separation and Distribution Agreement are hereby incorporated in this Amendment by this reference, provided that any references in such Sections to the “Agreement” or similar references shall be substituted for references to this Amendment. Except as modified herein, the terms of the Separation and Distribution Agreement remain in full force and effect, and all references therein to the “Agreement” shall be deemed to mean the Separation and Distribution Agreement as amended by this Amendment. Execution of this Amendment by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, execution by original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties caused this First Amendment to Separation and Distribution Agreement to be duly executed, all effective as of the Effective Date.

Duke Energy:

DUKE ENERGY CORPORATION

By:	/s/ DAVID L. HAUSER
Name:	David L. Hauser
Title:	Group Executive and Chief Financial Officer

Spectra Energy:

SPECTRA ENERGY CORP

By:	/s/ WILLIAM S. GARNER, JR.
Name:	William S. Garner, Jr.
Title:	Group Executive, General Counsel and Secretary